As filed with the Securities and Exchange Commission on March 26, 2004

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 18, 2004


                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                       1-5706               58-0971455
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(State or other jurisdiction of    (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)

    8000 Tower Point Drive, Charlotte, NC                       28227
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   (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:    (704) 321-7380
                                                      -----------------

          (Former name or former address, if changed since last report)

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Item 7.         Financial Statements and Exhibits

                   (c)     Exhibits.

                        99.1 Press Release of Metromedia International Group, Inc., dated March 18, 2004

                        99.2 Press Release of Metromedia International Group, Inc., dated March 26, 2004

Item 9.           Other Events and Regulation FD Disclosure

         On March 18, 2004, the Company announced that its Russian telephony subsidiary, PeterStar, has entered into transactions permitting it to acquire 80% of the outstanding shares of Pskov City Telephone Network ("PGTS"), an incumbent local exchange carrier in North-West Russia. PGTS, established in 1901, is one of Russia's oldest telecommunications operators and is a Russian public company. Peterstar, which is a 71% subsidiary of the Company, is the leading competitive local exchange carrier in St. Petersburg, Russia. The Pskov district is located in the North-West Region of Russia and borders the Baltic States and Belarus.

         On March 26, 2004, the Company announced that it has completed the sale of its interests in Arkhangelsk Television Company ("ATK") and Cosmos TV ("Cosmos"), to Star Broadband Limited, a British Virgin Islands company, which is controlled by Dominic Reed, former General Director of the Company's Cable Business Group and Yuri Firsov, the current General Director of ATK, for net cash proceeds of approximately $2.2 million, respectively.

         The press releases announcing these matters are attached as Exhibits
99.1 and 99.2 and are incorporated herein by reference.

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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              METROMEDIA INTERNATIONAL GROUP, INC.


                              By:  /S/ HAROLD F. PYLE, III
                                   ---------------------------------------
                                    Name: Harold F. Pyle, III
                                    Title: Executive Vice President Finance,
                                           Chief Financial Officer and Treasurer

Date: March 26, 2004
Charlotte, NC

                                  EXHIBIT INDEX
                                  -------------

Exhibit                             Description
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 99.1   Press Release of Metromedia International Group, Inc.
        dated March 18, 2004

 99.2   Press Release of Metromedia International Group, Inc.
        dated March 26, 2004